DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund (Fund)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Statutory Prospectuses dated March 29, 2012

Effective November 9, 2012, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Sub-adviser
Macquarie Capital Investment Management LLC (MCIM)

Portfolio manager	Title with MCIM	Start date on the Fund
Brad Frishberg, CFA	Managing Director, Chief Investment Officer of Infrastructure Securities — MCIM	April 2010
Jonathon Ong, CFA	Managing Director, Portfolio Manager — MCIM	November 2012

Effective November 9, 2012, the following replaces the biographical information in the section entitled “Who manages the Fund - Portfolio managers – Delaware Macquarie Global Infrastructure Fund.”

Delaware Macquarie Global Infrastructure Fund
Brad Frishberg and Jonathon Ong have primary responsibility for making day-to-day investment decisions for the Fund.

Brad Frishberg, CFA, Managing Director, Chief Investment Officer of Infrastructure Securities — MCIM
Brad Frishberg oversees the firm's infrastructure securities investment activities and serves as chief investment officer of infrastructure securities. He is also a co-portfolio manager for certain infrastructure portfolios within North America. He has more than 20 years of asset management experience. Prior to joining Macquarie Funds Group in 2009 as managing director and deputy head of infrastructure securities, Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Frishberg earned his bachelor's degree in business economics from Brown University and his master's degree in economics from Trinity College.

Jonathon Ong, CFA, Managing Director, Portfolio Manager — MCIM
Jonathon Ong joined the Infrastructure Securities team in January 2008 as the Portfolio Manager for Global Emerging Markets portfolios. Ong has 16 years of investment experience. Prior to joining Macquarie, Ong was the lead portfolio manager for the Emerging Market Telecom Fund, listed on the American Stock Exchange, with Credit Suisse Asset Management. Over the last decade, he primarily focused on the analysis of infrastructure and related stocks within global emerging markets for Credit Suisse. Prior to that, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Ong earned a bachelor’s degree from the University of Melbourne and from Monash University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 1, 2012.